Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of The Coca-Cola Company (the “Company”), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Muhtar Kent
Chairman of the Board of Directors, Chief Executive Officer, President and Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2010.

/s/ Gary P. Fayard
Executive Vice President and Chief Financial Officer The Coca-Cola Company

Classified - Use Current Classification

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, KATHY N. WALLER, Vice President and Controller of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 2010.

/s/ Kathy N. Waller
Vice President and Controller The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Herbert A. Allen
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Ronald W. Allen
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Cathleen P. Black
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Barry Diller
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Alexis M. Herman
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 24 day of February, 2010.

/s/ Donald R. Keough
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of February, 2010.

/s/ Maria Elena Lagomasino
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ Donald F. Mchenry
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2010.

/s/ Sam Nunn
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ James D. Robinson III
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of February, 2010.

/s/ Peter V. Ueberroth
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18 day of February, 2010.

/s/ Jacob Wallenberg
Director The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the “Company”), do hereby appoint MUHTAR KENT, Chairman of the Board of Directors, Chief Executive Officer, President and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Assistant Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of February, 2010.

/s/ James B. Williams
Director The Coca-Cola Company